UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 28, 2005

CABOT OIL & GAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10447	04-3072771
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1200 Enclave Parkway
Houston, Texas	77077
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 589-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 28, 2005, Cabot Oil & Gas Corporation issued a press release announcing a three-for-two split of Cabot’s common stock in the form of a stock distribution. The additional shares will be distributed on March 31, 2005 to shareholders of record on March 18, 2005. In lieu of issuing fractional shares, Cabot will pay cash for such fractional shares based on the closing price of Cabot’s common stock on the record date. Additionally, Cabot will maintain its dividend at $0.04 per share per quarter following the split.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibit

99.1	Press release issued by Cabot Oil & Gas Corporation dated February 28, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT OIL & GAS CORPORATION

By:	/s/ Henry C. Smyth
Henry C. Smyth
Vice President, Controller and Treasurer

Date: February 28, 2005

EXHIBIT INDEX

No.	Description

99.1	Press release issued by Cabot Oil & Gas Corporation dated February 28, 2005.

4